UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21479

Madison Harbor Balanced Strategies, Inc.

(Exact name of Registrant as specified in charter)

Madison Harbor Balanced Strategies, Inc.

125 Park Avenue, 25th Floor

New York, NY 10017

(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.

Edward M. Casal, Chief Executive Officer

125 Park Avenue, 25th Floor

New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-380-5500

Date of fiscal year end: March 31, 2014

Date of reporting period: September 30, 2013

Item 1.	Reports to Shareholders.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.

Managed by

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter to Shareholders

November 22, 2013

Dear Shareholders,

The U.S. economy continued its moderate growth in Q3, although at a slower rate due to the looming government shutdown from the failed budget negotiations in Congress. The U.S. Bureau of Economic Analysis (BEA) initial estimate of real GDP growth reflected an annual rate of 2.8% in Q3, up from a 2.5% increase in Q2 and 1.1% in Q1. Headline growth was boosted by business investment, increased state and local government spending, and a declining trade balance “fueled” by lower energy imports. Furthermore, prices of goods and services purchased by U.S. residents accelerated 1.8% in Q3 versus 0.2% in Q2, and real disposable personal income increased 2.5% in Q3, versus 3.5% in Q2. Despite the continued fiscal drag, this latest data illustrates continuing expansion, with real GDP now 5.3% above the previous peak in 2007.

As of October, both the number of unemployed persons, at 11.3 million, and the unemployment rate, at 7.3%, were little changed for the month. The recession and slow recovery have been characterized by an unusually high level of long-term unemployment, and in Q3 the number of those unemployed for 27 weeks represented 36% of the total unemployed. Total nonfarm employment increased by 204,000 in October, bringing the average monthly job growth over the past 12 months to 190,000. The tepid pace, however, combined with strengthening house prices (+2.5% in Q3) and increasing interest rates, contributed to lower housing affordability in Q3, according to the National Association of Home Builders Housing Opportunity Index (HOI). Despite the decreasing number of home sales, the growth in prices is an indication that the housing recovery continues to broaden across the country. Housing has lifted GDP by an average 35 basis points each quarter over the past two years and with the Fed’s commitment to keep interest rates low, we believe growth will continue in the near term.

This far into a weak recovery, consumers are still cautious, reflected by a -37.9 rating in the Bloomberg Consumer Comfort Index in early November, a similar rating to this time last year. To counteract the underlying weakness, the Federal Reserve has maintained its ultra-loose monetary policy of zero percent interest rates and $85 billion of Quantitative Easing per month. Similarly, the European Central Bank (ECB) lowered its key interest rate to 0.25%, in an attempt to increase demand. The market remains focused on GDP data for clues as to whether the Fed will “taper” its program of QE3 monetary stimulus. While continued GDP growth would strengthen the case for tapering, inflation remains below the Fed’s 2% target. In the end, the Fed’s decision may depend on how much damage the fiscal policy deadlock in Washington does to GDP growth in Q4 and beyond. While many businesses and investors are gearing up for a higher interest rate environment, it is likely the Fed will be ambiguous on the timing of any shift as it tries to determine if the market can handle the slowing of policy.

We believe the U.S. real estate recovery is set to continue through 2013 and into 2014, reaching an inflection point where investors are looking beyond the popular markets to secondary markets in search of higher yields. This new strategy is likely to build momentum given the improvement of fundamentals in secondary markets, and seems strong enough to sustain the inevitable rise in interest rates due to greater demand and higher rents. Furthermore, the influx of foreign capital and demographic shifts will also contribute the real estate recovery, such as the emergence of Generation Y’s preference for city living, compact development, and expectancy to move more frequently.

The apartment sector has continued to see vacancy compression and rental increases despite an increase in supply. According to Reis, the sector absorbed 41,000 units in Q3, outpacing the 36,000 units that opened doors, the highest level of quarterly completions since Q4 2009. Year to date, 2013 has seen more units absorbed than the first three quarters of 2012, however, due to the slow economic recovery, rent growth is weaker than the low vacancy rate would seem to indicate. The industrial sector has similarly seen modest rent growth and falling vacancy. Office fundamentals are also improving at a slow pace, with vacancy at 16.9% in Q3. Limited job growth has muted demand for office space, leaving landlords with little leverage. Retail is at a 10.5% vacancy rate, not much lower than the peak vacancy of the last two years, primarily due to weak demand. With the volatile political environment, consumer confidence has been fragile. Additionally, the rise of ecommerce has been crucial as satisfaction ratings have been increasing for online purchases. As a result, a shift is occurring with firms focusing on warehousing and shipping directly to consumers to cut down on costs.

Net Asset Value

The Fund’s September 30, 2013, net asset value was $699.96 per share, which represents a total return of 2.94% for the quarter, led by Harrison which sold a portfolio of storage assets at a 28% premium to their prior quarter carrying value. The Fund’s performance for the quarter outpaced the NCREIF Property Index, which returned 2.59%. Over the past 12 months the Fund has returned 2.82%, which trails the 11.00% return for the index over the period.1 The Fund’s annualized total return since inception is -3.45%, as adjusted for the reinvestment of distributions. The Fund’s current multiple (current NAV plus distributions paid since inception, divided by the offering price) is 0.75x.

Distribution

We are pleased to note that the Fund has declared a distribution to shareholders of $25.00 per share, payable on December 13, 2013. This reflects a steady pace of cash flow from the underlying funds over the past year which has allowed the Fund to build sufficient reserves to cover its remaining commitments and ongoing operating costs. It is expected that the distribution will be treated as a non-taxable return of capital for U.S. federal tax purposes.

Outlook

This year has been a turning point for the Fund as occupancy levels have improved and the managers have been able to execute on their business plans and sell stabilized assets, and the cash flow from these sales has allowed the Fund to begin returning capital to shareholders. If asset sales continue the Fund expects to make regular distributions going forward. Our greatest concern remains the still weak recovery and accordingly we will have a close eye on all of the economy’s moving parts such as the labor markets, political climate, and Federal Reserve action with new leadership. Overall, the sentiment with our managers is optimism, as we look to continued growth in 2014.

Our investment philosophy remains focused on the use of fundamental research to identify a range of real estate opportunities that we believe offer attractive risk-reward dynamics. We are committed to implementing this fundamental approach to assist our shareholders in reaching their long-term investing goals. We place tremendous value on our relationship with you as investment partners and, as always, stand ready to respond to any questions you may have.

Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	President
Chief Executive Officer

[1]	National Council of Real Estate Investment Fiduciaries (NCREIF) Index (NPI) of a pool of private real estate investment properties.

Your Portfolio*

Through September 30, 2013, the Fund had invested $43.9 million in its portfolio of 14 private equity real estate funds, and these funds had returned $12.0 million in distributions, including $3.5 million in recallable capital. After adjusting for released commitments and recallable/recalled distributions, the Fund’s remaining commitments to the underlying funds total $1.7 million. The Fund’s net cash and other liquid assets were $4.6 million, with $2.3 million of that invested in short-duration government sponsored agency mortgage-backed securities, with the goal of capital preservation and moderate income production.

Consistent with the Fund’s standard practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ Q2 2013 financial statements, which do not account for any Q3 2013 changes in value. In addition, U.S. GAAP accounting rules require the Fund to adjust, when it deems necessary, each reported underlying fund valuation to our determination of fair market value. At September 30, 2013, our fair value adjustment came to -$0.9 million, which compares with an adjustment of -$1.9 million at June 30, 2013.

The table below provides a snapshot of the status of each of the underlying fund investments, including a “Current Multiple” figure which is computed simply as the Current Valuation plus Distributions Received, divided by Called Capital. These multiples provide a quick look at where each fund now stands, and range from 0.0x for Legacy II to 1.4x for Almanac IV. The portfolio’s overall multiple stands at 0.82x compared with 0.80x for the prior quarter.

Portfolio of Underlying Funds

September 30, 2013 (in US$ millions)

Underlying Fund	Vintage Year	Committed Capital	Called Capital	Distributions Received	Current Valuation	Current Multiple		Remaining Commitment
Barrow Street III	2005	$4.4	$4.1	$0.8	$0.9	0.4	x	$0.3
Exeter	2007	5.0	4.8	2.0	3.8	1.2	x	0.3
Almanac IV	2004	2.0	2.1	2.2	0.8	1.4	x	—
Guardian	2004	1.5	1.5	0.5	0.9	0.9	x	0.1
Harrison Street I	2006	5.3	5.1	1.3	3.1	0.9	x	0.2
Keystone II	2005	2.5	2.5	0.5	—	0.2	x	—
Legacy Partners I	2005	2.0	2.0	0.2	1.1	0.7	x	—
Legacy Partners II	2006	2.8	2.8	—	0.5	0.2	x	—
Legg Mason II	2005	1.5	1.5	0.5	1.3	1.2	x	—
Parmenter III	2006	2.5	2.7	0.2	1.5	0.6	x	—
RREEF III	2003	1.5	1.5	0.3	0.6	0.6	x	—
Thor II	2007	5.0	6.5	2.2	4.0	1.0	x	0.8
Pearlmark II	2004	1.5	1.9	1.2	—	0.6	x	—
Urban American II	2007	5.0	5.0	—	5.5	1.1	x	—

Total		$42.5	$44.0	$11.9	$24.0	0.82	x	$1.7

*

All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and Adviser best estimates.

Returns reported by the underlying funds for the second quarter were mixed, with six funds reporting positive returns, six with negative results and one unchanged, however positive results at Harrison in Q3 helped to reduce the Fund’s internal valuation adjustment, which accounted for most of the appreciation for the quarter. During Q3, Harrison announced that it had sold a portfolio of storage assets representing 16% of its portfolio, for gross proceeds that were 28% above their carrying value, and this appreciation was incorporated in the Fund’s Q3 valuation analysis. The Fund also benefitted from a lower valuation adjustment on Legacy II, primarily due to the manager updating certain assumptions in its valuation analysis that are now closer to the Fund’s internal valuation assumptions for that fund.

During Q3 2013, the Fund received distributions totaling $1.5 million from the underlying funds, equal to 3.5% of the Fund’s capital commitments, led by sales proceeds from Almanac, Harrison, Exeter and RREEF.

No capital was called during the quarter and the Fund’s remaining uncalled commitments remain at $1.7 million, with Thor continuing to account for the largest portion of the uncalled capital, at $0.8 million. We anticipate that most of the Thor commitment will be drawn in the coming quarters. The remaining $0.9 million in undrawn commitments is spread among Barrow, Exeter, Harrison, and Guardian, but these funds can only call capital to support existing investments and pay fund level costs.

The portfolio remains well diversified by region and property sector as detailed in the charts below. These diversification figures are based on the current underlying fund portfolios as valued by the fund managers, based on the most recent available data.

As in prior quarters, we view leasing up vacant space as the key challenge facing the managers of the underlying funds, and for certain funds this risk is heightened by refinancing and liquidity concerns. We continue to believe that the portfolio’s diversification as well as its defensive strategic composition will prove beneficial over time and that that the Fund is positioned to benefit from a strengthening U.S. economy and broader recovery in the commercial real estate market.

Madison Harbor Balanced Strategies, Inc.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2013 (Unaudited)

Assets
Investments at fair value (cost $37,205,319)	$27,439,458
Cash and cash equivalents	1,186,124
Due from Underlying Funds	315,358
Accrued interest receivable	6,593
Prepaid expenses and other assets	14,336

Total Assets	28,961,869

Liabilities
Accrued expenses and other liabilities	258,489
Management fees payable	92,413

Total Liabilities	350,902

Net Assets	$28,610,967

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 40,875 shares issued and outstanding) and Paid-in capital	$40,940,915
Accumulated net investment loss	(1,246,357)
Accumulated net realized loss on investments	(1,317,730)
Accumulated net unrealized depreciation on investments	(9,765,861)

Net Assets	$28,610,967

Net Asset Value Per Share	$699.96

See accompanying notes to consolidated financial statements.

Consolidated Schedule of Investments

September 30, 2013 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Urban American Real Estate Fund II, LP	$5,000,000	$—	$5,520,287	19.29%
Thor Urban Property Fund II, Inc.	5,000,000	751,318	4,019,499	14.04%
Exeter Industrial Value Fund, LP	5,000,000	350,000	3,825,434	13.37%
Harrison Street Real Estate Partners I, LP	5,277,700	164,388	3,114,972	10.89%
Parmenter Realty Fund III, LP	2,500,000	—	1,452,056	5.08%
Legg Mason Real Estate Capital II, Inc	1,500,000	—	1,334,791	4.67%
Legacy Partners Realty Fund I, LLC	2,000,000	—	1,081,004	3.78%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	302,275	914,514	3.20%
Guardian Realty Fund II, LLC	1,500,000	105,495	875,127	3.06%
Almanac Realty Securities IV, L.P.	2,000,000	—	789,408	2.76%
RREEF America REIT III, Inc. (2)	1,500,000	—	571,217	2.00%
Legacy Partners Realty Fund II, LLC	2,800,000	—	492,870	1.72%
Keystone Property Fund II, LP	2,500,000	—	—	0.00%

Total Private Equity Real Estate Funds (cost $33,703,279)	$40,977,700	$1,673,476	23,991,179	83.86%

Fixed Income Securities
FHLMC Series 4152, Class UD, Dated 01/01/13, 2.5%, Due 01/15/43	$279,183	—	264,984	0.93%
FHLMC Series 3909, Class UA, Dated 08/01/11, 3.5%, Due 08/15/25	180,404	—	188,817	0.66%
FHLMC Series 3852, Class CP, Dated 05/01/11, 4.5%, Due 10/15/39	161,350	—	170,336	0.60%
FHLMC Series 3972, Class AB, Dated 12/01/11, 3.5%, Due 05/15/36	59,376	—	60,482	0.21%
FHLMC Series 2979, Class MC, Dated 05/01/05, 5.0%, Due 05/15/20	14,063	—	14,997	0.05%
FHLMC Series 2727, Class PE, Dated 01/01/04, 4.5%, Due 07/15/32	7,821	—	7,995	0.03%
FHLMC Series 2558, Class DE, Dated 01/01/03, 5.5%, Due 09/15/32	7,521	—	7,848	0.03%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35	4,627	—	5,090	0.02%
FHLMC Series 2986, Class PE, Dated 06/01/05, 5.5%, Due 10/15/33	3,187	—	3,219	0.01%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.5%, Due 04/15/19	2,553	—	2,685	0.01%
FHLMC Series 2864, Class NA, Dated 09/01/04, 5.5%, Due 01/15/31	56	—	56	0.00%
FNMA Series 2010-15, Class PB, Dated 02/01/10, 5.0%, Due 11/25/37	250,000	—	272,726	0.95%
FNMA Series 2013-18, Class KD, Dated 02/01/13, 2.5%, Due 03/25/33	234,464	—	230,552	0.81%
FNMA Series 2013-17, Class WP, Dated 02/01/13, 2.5%, Due 03/25/43	192,959	—	189,854	0.67%
FNMA Series 2009-65, Class JY, Dated 08/01/09, 4.5%, Due 09/25/39	67,056	—	69,997	0.25%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.0%, Due 03/25/18	25,496	—	26,966	0.09%
FNMA Series 2008-74, Class B, Dated 08/01/08, 5.5%, Due 09/25/38	16,253	—	17,946	0.06%
FNMA Series 2007-82, Class B, Dated 07/01/07, 5.0%, Due 11/25/33	11,438	—	11,578	0.04%
FNMA Series 1990-118, Class G, Dated 09/01/90, 6.0%, Due 09/25/20	10,056	—	10,806	0.04%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.5%, Due 07/25/34	8,144	—	8,574	0.03%
FNMA Series 2003-22, Class KL, Dated 03/01/03, 5.5%, Due 09/25/32	7,097	—	7,473	0.03%
FNMA Series 2007-77, Class TC, Dated 07/01/07, 5.5%, Due 09/25/34	4,561	—	4,586	0.02%

Consolidated Schedule of Investments

September 30, 2013 (Unaudited) (continued)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Fixed Income Securities (continued)
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.0%, Due 08/25/18	$2,622	—	$2,786	0.01%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.5%, Due 03/25/33	1,126	—	1,174	0.00%
FNMA Series 2003-46, Class DA, Dated 05/01/03, 5.0%, Due 04/25/32	586	—	588	0.00%
FNMA Pool Series 687044, Dated 01/01/03, 5.5%, Due 01/01/18	6,537	—	6,837	0.02%
GNMA Series 2010-162, Class PT, Dated 12/01/10, 2.5%, Due 05/20/39	223,805	—	225,029	0.79%
GNMA Series 2013-37, Class HT, Dated 03/01/13, 3.0%, Due 01/20/43	195,052	—	178,790	0.62%
GNMA Series 2008-56, Class DL, Dated 06/01/08, 5.5%, Due 09/20/37	28,494	—	29,941	0.10%
GNMA Series 2006-1, Class LA, Dated 01/01/06, 5.0%, Due 06/20/35	27,783	—	28,563	0.10%
GNMA Series 2006-69, Class GE, Dated 12/01/06, 5.25%, Due 02/20/33	25,000	—	25,899	0.09%
GNMA Series 2003-40, Class TD, Dated 05/01/03, 5.0%, Due 03/20/33	20,265	—	21,188	0.07%
GNMA Series 2008-63, Class KH, Dated 07/01/08, 5.5%, Due 02/20/37	17,368	—	17,620	0.06%
GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.5%, Due 03/20/34	17,061	—	17,335	0.06%
GNMA Series 2005-56, Class DB, Dated 07/01/05, 5.0%, Due 08/20/33	15,202	—	15,451	0.05%
GNMA Series 2005-92, Class EC, Dated 12/01/05, 5.5%, Due 03/20/34	15,145	—	15,401	0.05%
GNMA Series 2012-30, Class BC, Dated 03/01/12, 2.5%, Due 08/20/40	13,764	—	13,685	0.05%
GNMA Series 2002-70, Class BL, Dated 10/01/02, 5.5%, Due 07/20/32	11,822	—	12,610	0.04%
GNMA Series 2005-85, Class JN, Dated 11/01/05, 5.5%, Due 10/16/32	11,443	—	12,177	0.04%
GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.0%, Due 08/16/33	11,244	—	11,574	0.04%
GNMA Series 2005-77, Class DA, Dated 10/01/05, 5.5%, Due 02/17/33	11,260	—	11,571	0.04%
GNMA Series 2007-61, Class VN, Dated 10/01/07, 5.5%, Due 02/20/28	10,834	—	11,152	0.04%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.5%, Due 07/20/33	10,512	—	11,138	0.04%
GNMA Series 2004-72, Class BA, Dated 09/01/04, 5.5%, Due 02/20/33	9,161	—	9,276	0.03%
GNMA Series 2007-49, Class CD, Dated 08/01/07, 5.5%, Due 11/20/32	4,359	—	4,375	0.02%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.0%, Due 04/16/29	4,028	—	4,149	0.01%
GNMA Series 2005-60, Class HC, Dated 09/01/05, 5.0%, Due 05/20/32	2,964	—	2,975	0.01%
GNMA Series 2003-39, Class LM, Dated 05/01/03, 5.0%, Due 05/20/32	2,715	—	2,742	0.01%
GNMA Pool Series 4736, Dated 07/01/10, 4.0%, Due 07/20/40	13,302	—	13,849	0.05%
GNMA Pool Series 781092, Dated 10/01/99, 7.0%, Due 10/15/14	2,145	—	2,180	0.01%
Morgan Stanley Liquid Asset Fund	1,160,657	—	1,160,657	4.06%

Total Fixed Income Securities (cost $3,502,040)	$3,423,921		3,448,279	12.05%

Total Investments at Fair Value (cost $37,205,319)			$27,439,458	95.91%

See accompanying notes to consolidated financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.
(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Consolidated Statement of Operations

For the Six Months ended September 30, 2013 (Unaudited)

Investment Income
Underlying Funds	$675,662
Interest	43,803

Total investment income	719,465

Expenses
Management fees	264,501
Professional fees	120,370
Administration fees	86,000
Insurance expenses	24,250
Board of Directors’ fees	20,750
Compliance	18,000
Printing expenses	10,000
Other expenses	2,065

Total operating expenses before reimbursement from Adviser	545,936
Reimbursement from Adviser	(106,625)

Net operating expenses	439,311

Net investment income	280,154
Net realized loss on investments	(119,059)
Net change in unrealized depreciation on investments	(234,992)

Net decrease in net assets resulting from operations	$(73,897)

See accompanying notes to consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Six Months ended	Year ended
	September 30, 2013	March 31, 2013
	(Unaudited)
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$280,154	$141,790
Net realized loss on investments	(119,059)	(1,057,806)
Net change in unrealized depreciation on investments	(234,992)	2,666,114

Net increase (decrease) in net assets resulting from operations	(73,897)	1,750,098

Capital Share Transactions:
Capital redemptions	(84,996)	—

Net decrease in net assets resulting from capital share transactions	(84,996)	—

Net increase (decrease) in net assets	(158,893)	1,750,098
Net Assets, beginning of period	28,769,860	27,019,762

Net Assets, end of period	$28,610,967	$28,769,860

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows

For the Six Months ended September 30, 2013 (Unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(73,897)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	119,059
Net change in unrealized depreciation on investments	234,992
Increase/decrease in operating assets and liabilities
Purchases of investments	(1,973,996)
Proceeds from disposition of investments	3,051,728
Due from Underlying Funds	(315,358)
Accrued interest receivable	1,003
Prepaid expenses and other assets	20,749
Management fees payable	4,716
Due to affiliate	(500)
Accrued expenses and other liabilities	(17,798)

Net cash provided by operating activities	1,050,698

Cash Flows from Financing Activities:
Capital Redemptions	(84,996)

Net cash used in financing activities	(84,996)

Net increase in cash and cash equivalents	965,702
Cash and cash equivalents at:
Beginning of period	220,422

End of period	$1,186,124

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	Six Months ended
	September 30,	For the Years ended March 31,
	2013	2013	2012	2011	2010	2009
	(Unaudited)
Per share data (for a share outstanding throughout the period)[1]:
Net asset value, beginning of period	$701.70	$659.02	$655.77	$634.18	$811.63	$1,019.00

Net investment income (loss)	6.84	3.46	(11.74)	(10.09)	(5.57)	(5.52)
Net realized gain (loss) on investments	(2.91)	(25.80)	(2.59)	(4.34)	(2.16)	2.90
Net change in unrealized appreciation (depreciation) on investments	(5.67)	65.02	17.58	36.02	(169.72)	(202.75)

Total from operations	(1.74)	42.68	3.25	21.59	(177.45)	(205.37)

Return of capital distributions to shareholders		—	—	—	—	(2.00)

Total distributions to shareholders	—	—	—	—	—	(2.00)

Net asset value, end of period	$699.96	$701.70	$659.02	$655.77	$634.18	$811.63

Total return[2]	(0.25)%	6.48%	0.49%	3.40%	(21.86)%	(20.15)%

Net assets, end of period	$28,610,967	$28,769,860	$27,019,762	$26,886,668	$26,001,540	$33,317,334

Ratios to average net assets[3]:
Expenses, including expense reimbursement	3.12%	3.08%	3.08%	2.95%	2.88%	2.87%
Expenses, excluding expense reimbursement	3.87%	3.71%	3.70%	3.71%	3.65%	3.62%
Net investment income (loss)	1.99%	0.52%	(1.76)%	(1.52)%	(0.77)%	(0.58)%
Portfolio turnover rate	8.91%	19.58%	18.10%	31.18%	58.14%	46.57%

See accompanying notes to consolidated financial statements.

[1]	Per share calculations are based on average shares outstanding during the year.
[2]

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments. Ratios are annualized.

Notes to Consolidated Financial Statements

September 30, 2013 (Unaudited)

(1) Organization

Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the Fund’s investment advisory agreement, Aviva Investor Americas, LLC (“Aviva Investors”), a Delaware limited liability company, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007, and the duration of the Fund, which was originally anticipated to be ten years from the Final Closing, is now anticipated to run through 2018.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund’s qualification under the REIT rules if such assets were held directly. As of September 30, 2013, the Fund’s investment in Barrow Street Real Estate Investment Fund III was held by MHBS-TRS.

(2) Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(b)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

(c)	Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, MHBS-TRS. MHBS-TRS is 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.

(d)	Valuation

FAIR VALUE MEASUREMENT – DEFINITION AND HIERARCHY

The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment. Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.

The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value of investments as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

In determining fair value, the Board uses a multi-step valuation process each quarter, as described below.

(i)	The first step of the process is a review and analysis conducted by the Adviser of the reported net asset value of each of the Underlying Funds. This includes a review of the Underlying Fund’s latest financial statements and an analysis of its real estate portfolio and the methodologies and assumptions, including discount rates and exit cap rates (the ratio of projected net operating income to terminal sales price), used by each Underlying Fund in the valuation of the portfolio. Since the Underlying Funds generally do not issue their financial statements until 60 to 90 days after quarter-end and the Fund seeks to issue its net asset value within 30 days of quarter-end, the Adviser by necessity generally relies on prior quarter financial information.

(ii)	The results of this review and analysis are compiled by the Adviser and consideration is given to subsequent events at each Underlying Fund level and within the real estate markets in which they invest, and to events and conditions in the broader real estate market and economy.

(iii)	The Adviser then calculates a discount rate for each Underlying Fund using external data including market interest rates at the current quarter-end and lending spreads for specific real estate property types, and an estimated cost of equity rate based on the specific Underlying Fund portfolio. The Adviser also reviews the exit cap rate and other assumptions used by each Underlying Fund. A fair value is then determined for each Underlying Fund based on the Adviser’s internally derived discount rate and exit cap rates.

(iv)	The results of this analysis are detailed in a Valuation Memorandum which is reviewed and, subject to any revisions, approved at a meeting of the Valuation Committee.

(v)	The Valuation Committee then provides a recommendation to the full Board for their review and approval.

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments carried at fair value at September 30, 2013:

Unobservable
	Fair Value	Inputs	Range

Private Equity Real Estate Funds	$23,991,179	Discount Rates	7.44% - 25.00%
		Exit Cap Rates	5.73% - 9.62%
		Cost of Equity Rates	13.00% - 25.00%

Changes in discount rates, exit cap rates or cost of equity rates, each in isolation, may change the fair value of our Private Equity Real Estate investments. Generally, an increase in discount rates and cost of equity may result in a decrease in the fair value of Private Equity Real Estate investments.

(e)	Income and Expense Recognition

Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance, travel expenses incurred on the Fund’s behalf, and organizational and offering costs of the Fund.

In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items, and any expenses for MHBS-TRS, exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense

Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it had been in the market environment in 2009 and 2010, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund’s taxable REIT subsidiary and extraordinary items, for the year ended September 30, 2013, amounted to $248,435, and the Expense Reimbursement for such period amounted to $106,625.

(f)	Income Taxes

The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

For the tax year ended December 31, 2012, MHBS-TRS incurred a net operating loss (“NOL”) for federal income tax purposes of $193,000 which is available for carry forward through 2032. The difference between the tax loss and the financial statement net loss of MHBS-TRS of approximately $64,000 mainly relates to the timing of the recognition of realized losses for tax purposes. As of December 31, 2012, the cumulative NOL is $2,201,000 which expires through 2032. For the tax years ended December 31, 2006 through 2012, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any. The total valuation allowance at December 31, 2012, was approximately $770,000, including $67,000 recorded in 2012.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (2010 and later) and has concluded that as of September 30, 2013, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

(g)	Distributions to Shareholders

Distributions to shareholders are recorded on the declaration date.

(h)	Cash and Cash Equivalents

The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.

(i)	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 – Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”). ASU 2011-04 clarifies the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: 1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; 2) a description of the valuation processes in place; and 3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities. The Fund adopted this standard on April 1, 2012. The Fund has determined that implementation of this standard had no material impact on its process for measuring fair values, financial position or results of operations.

(3) Capital Share Transactions

As of September 30, 2013, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the six months ended September 30, 2013, or the year ended March 31, 2013, but did, at the discretion of the Board and pursuant to the terms of the Fund’s private placement memorandum, repurchase 125 shares for $84,996, during the six months ended September 30, 2013, from the estates of deceased shareholders.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of September 30, 2013, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) Investments

As of September 30, 2013, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds, of which 13 Underlying Funds with commitments totaling $40,977,700 remain in the portfolio. As of December 31, 2012, Underlying Fund Pearlmark Mezzanine Realty Partners II, LP was liquidated. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit, but has indefinitely suspended, redemptions. As of September 30, 2013, total unfunded commitments to Underlying Funds was $1,673,476.

Cost of investments in, and distributions received from, Underlying Funds, for the six months ended September 30, 2013, were $275,580 and $1,898,119, respectively. Distributions received from Underlying Funds included recallable return of capital of $0 and non-recallable return of capital of $1,898,119. The cost of purchases, and the proceeds from sales and repayments, of fixed-income securities were $1,698,415 and $1,153,611, respectively, for the six months ended September 30, 2013. At September 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2013, net unrealized appreciation (depreciation) on investments in Underlying Funds was ($9,712,100) (gross unrealized appreciation of $944,648 and gross unrealized depreciation of ($10,656,748) and net unrealized appreciation (depreciation) on fixed-income securities was ($53,761) (gross unrealized appreciation of $9,942 and gross unrealized depreciation of ($63,703).

FAIR VALUE MEASUREMENTS

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of September 30, 2013.

Assets Measured at Fair Value on a Recurring Basis as of September 30, 2013

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Other Unobservable Inputs	Balance as of September 30, 2013
	(Level 1)	(Level 2)	(Level 3)
Fixed Income Securities:
Money Market Fund	$1,160,657	$—	$—	$1,160,657
U.S. Agency Securities	—	2,287,622	—	2,287,622
Private Equity Real Estate Funds	—	—	23,991,179	23,991,179

Total	$1,160,657	$2,287,622	$23,991,179	$27,439,458

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for period ended September 30, 2013

	Beginning Balance	Realized Gains (Losses)[1]	Unrealized Gains (Losses)[1]	Total Realized and Unrealized Gains (Losses)[1]	Purchase, Sales, Other Settlements and Issuances, Net[2]	Ending Balance
Private Equity Real Estate Funds	$25,847,087	$—	$(233,369)	$(233,369)	$(1,622,539)	$23,991,179

[1]

Realized and unrealized gains(losses) are included in net realized gains(losses) on investments and net changes in unrealized appreciation(depreciation) on investments in the consolidated statement of operations.

[2]	Excludes $675,662 of investment income included in the consolidated statement of operations.

The total change in unrealized appreciation (depreciation) included in the statement of operations attributed to Level 3 investments still held at September 30, 2013, was ($233,369).

During the six months ended September 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities and no significant changes to the Fund’s fair valuation methodologies.

(5) Investment Advisory Fees

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”). Gross management fees for the six months ended September 30, 2013, were equal to an annualized 1.87% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was an annualized 1.12%. For the year ended March 31, 2013, gross management fees were equal to 1.85% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was 1.22%.

(6) Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six months ended September 30, 2013, the Fund incurred Administration fees of $86,000, which equates to the minimum fee.

(7) Distributions to Shareholders

For the six months ended September 30, 2013 and the year ended March 31, 2013, the Fund had no distributable earnings and declared no distributions, and at the end of each of these periods the Fund had no undistributed ordinary income.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

(8) Subsequent Events

On October 25, 2013, the Fund declared a distribution of $25.00 per share payable on December 13, 2013, to shareholders of record on October 31, 2013. It is expected that this distribution will be treated as a return of capital for U.S. federal tax purposes.

Subsequent to September 30, 2013, the following distributions were received from Underlying Funds:

Underlying Fund	Transaction	Amount	Date
Harrison Street Real Estate Partners I, L.P.	Distribution	$938,187	October 25, 2013
RREEF America REIT III, Inc.	Distribution	17,881	October 28, 2013
Exeter Industrial Value Fund, L.P.	Distribution	61,625	October 31, 2013
Almanac Realty Securities IV, L.P.	Distribution	26,850	October 31, 2013
Almanac Realty Securities IV, L.P.	Distribution	98,038	November 15, 2013

Manager Highlights

The Fund invested in the following fourteen Underlying Funds.

	Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Barrow Street Real Estate Investment Fund III – Focuses on middle-market ($5 to $25 million of equity or mezzanine debt) opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential development opportunities; redevelopment and distressed investments; cyclical repositioning and leasing of existing commercial properties.	$372	¡	—	—	¡

Exeter Industrial Value Fund – A value-add fund focusing on industrial and flex properties in the Eastern U.S. The fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the growing eastern port markets (Charleston, Norfolk, Jacksonville and Savannah) benefiting from the overspill from the west coast ports.	$350	—	¡	—	¡

Almanac Realty Securities IV – Makes entity level investments in operating company platforms that utilize value-added strategies. The fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company. (Formerly Five Arrows.)	$445	—	—	—	—

Guardian Realty Fund II – Acquires Class B/B+ commercial office buildings within the Washington D.C. metropolitan area. The fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.	$114	—	—	—	¡

Harrison Street Real Estate Partners I – An opportunistic allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise. Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.	$209	—	—	—	¡

Keystone Property Fund II – Acquires underperforming Class C/D properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings. The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.	$111	—	—	—	¡

Legacy Partners Realty Fund I – Invests in office properties in western markets, primarily Southern California, the San Francisco Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the Lincoln Property Company.	$332	—	¡	—	¡

Manager Highlights

(continued)

	Target Fund Size ($ millions)	Strategy		Investment Type
		Value Added	Opportunistic	Equity	Debt
Legacy Partners Realty Fund II – This is the second in a series of office property funds sponsored by Legacy. The strategy for fund II is equivalent to fund I, as described above.	$457	—	—	—	¡

Legg Mason Real Estate Capital II – Makes short-term loans to real estate operators that seek significant improvements to their properties’ performance as a result of capital improvements, re-leasing, improved management and re-positioning. This is the fourth real estate debt fund managed by this team. This fund targets the West, Southwest, Southeast and Mid-Atlantic markets.	$455	—	¡	¡	—

Parmenter Realty Fund III – A Miami-based real estate investment company with a history of successful value-add investing in office buildings across the southeast and southwestern regions of the U.S. The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.	$246	—	¡	—	¡

RREEF America REIT III – An open-ended fund that makes equity investments in value added real estate ventures nationwide. The fund’s activities include direct acquisitions, physical improvements, market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.	$2,097	—	¡	—	¡

Thor Urban Property Fund II – A value-added and opportunistic operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the U.S. including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor’s investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor’s knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban locations.

	$596	—	—	—	¡

Pearlmark Mezzanine Realty Partners II – Utilizes the network of Pearlmark (formerly Transwestern) to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis. Fund liquidated in 2012.	$300	—	¡	¡	—

Urban American Real Estate Fund II – Urban American focuses on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong reputation in local communities for improving the quality of available housing.

	$171	—	¡	—	¡

Investment Advisory Agreement

Aviva Investors Americas, LLC (“Aviva Investors” or the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “1940 Act”), serves, subject to the overall supervision of the Fund’s Board of Directors (the “Board”), as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) entered into on the same terms as the investment advisory agreement originally executed by and between Aviva Investors North America, Inc. (“AINA”) and the Fund, dated April 28, 2008. Prior to May 2013, the Investment Advisory Agreement was by and between AINA and the Fund. In May 2013, AINA’s parent, Aviva plc, sold its U.S. insurance business, Aviva USA, to a third-party buyer. AINA was a wholly owned subsidiary of Aviva USA and was included in the sale, however the business of managing the Fund was not sold and Aviva plc formed a new investment adviser registered under the 1940 Act, Aviva Investors, to manage the Fund after the sale was consummated. At that time the individuals responsible for performing investment advisory services were transferred from AINA to Aviva Investors and Aviva Investors mirrors AINA’s former operation in terms of personnel, structure and management. The Fund’s Board approved the transfer of the Fund’s investment advisory agreement to Aviva Investors.

At an October 25, 2013, meeting of the Board, the Board, including a majority of the directors who are not “interested persons” of the Fund as defined under the Investment Company Act of 1940, as amended (the “Disinterested Directors”) voting in person, voted to approve the renewal of the Investment Advisory Agreement for an additional year.

In connection with this renewal, and in accordance with the requirements of the 1940 Act, the Board reviewed materials furnished by Aviva Investors, including information regarding its affiliates and its personnel, operations and financial condition. The Board likewise considered, among other things, the following material factors during their review of the renewal of the Investment Advisory Agreement:

•	the nature, extent and quality of the services to be provided to the Fund by the Adviser;

•	the investment performance of the Fund and Adviser;

•	the cost of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;

•	comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

•	the Fund’s projected operating expenses and expense ratio compared to funds with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser and its affiliates from their relationships with the Fund and the profitability of those relationships;

•	information about the services performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates;

•

the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Adviser, and

•	possible alternative fees structures or bases for determining fees.

In connection with the Board’s consideration of the renewal of the Investment Advisory Agreement, the Disinterested Directors considered the comparative fees and expenses and concluded that the fees to be charged by Aviva Investors were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the Disinterested Directors, based on the information reviewed and the discussions, concluded that renewal of the Investment Advisory Agreement was in the best interests of the Fund’s shareholders. Based upon the wide variety of information considered by the Board in evaluating the Investment Advisory Agreement, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors.

Management Team and Independent Directors1

Senior Management Team

Edward M. Casal, 56, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Global Managing Director of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Casal has over 25 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions. Mr. Casal is a Director of Parkway Properties, Inc.

Russell H. Bates, 46, President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the Pension Real Estate Association, the Urban Land Institute and the International Council of Shopping Centers.

Independent Directors of the Fund

Cydney C. Donnell, 53, is an Executive Professor, Associate Department Head-Finance Department and Director of Real Estate Programs at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell is Chair of the Fund’s Valuation Committee and also serves on the Audit and Nominating & Compensation Committees.

Stanley R. Perla, CPA, 70, has over 40 years of public and private real estate audit and accounting experience, including a 35 year career at Ernst & Young, the last 25 of which as Partner. He served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. Most recently Mr. Perla was Managing Partner at Cornerstone Accounting Group, a public accounting firm specializing in real estate and prior to that he served as Director of Internal Audit at Vornado Realty Trust. He is a Director and Chair of the Audit Committee at American Realty Capital Fund V and American Realty Capital Real Estate Income Fund, and a Director of GTJ REIT, Inc. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 81, serves as a Director and Chairman of the Board of New York Stock Exchange listed real estate investment trust EastGroup Properties, Inc. He was previously a Director and Chairman of the Board of Parkway Properties, Inc., and served as Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]

All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than noted above. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Madison Harbor Balanced Strategies, Inc.

125 Park Avenue, 25th Floor

New York, NY 10017

For more information,

please call 212.380.5500

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2.	Code of Ethics.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 5.	Audit Committee of Listed Registrants.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There was no change in Portfolio Managers during the period.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable. Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares or any other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S.C. 781).

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended

(17 CFR 270.30a-2(b)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer
Date: December 6, 2013
By	/s/ Michael Fortier
Michael Fortier
Chief Financial Officer

Date: December 6, 2013